Exhibit 10.12

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UNIVERSITY OF CALIFORNIA, BERKELEY

OFFICE OF TECHNOLOGY LICENSING

AMENDMENT #2 TO:

EXCLUSIVE LICENSE

BETWEEN

KINEMED INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

***

UC Case Nos: ***

UNIVERSITY OF CALIFORNIA, BERKELEY

OFFICE OF TECHNOLOGY LICENSING

AMENDMENT #2 TO:

EXCLUSIVE LICENSE FOR

***

UC Case Nos: ***

Effective October 15, 2002 (the “EFFECTIVE DATE OF AMENDMENT #2”), THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation, whose legal address is 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94720-1620 (“REGENTS”) and KINEMED, INC., a Delaware corporation having a principal place of business at EmeryStation North, 5980 Horton Street, Suite 470, Emeryville, CA 94608-2012 (“LICENSEE”), agree to amend that certain Agreement between REGENTS and LICENSEE which bears an effective date of February 16, 2001 (as amended by Amendment #1, said Amendment #1 bearing an effective date of June 15, 2002), as follows:

ARTICLE 1.1 (k) (BACKGROUND) add the following:

1.1k) ***

1.1 1) ***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #2	CONFIDENTIAL

ARTICLE 2.1(j) (DEFINITIONS) substitute the following:

(j) All of Regents’ United States patent applications filed under U.C. Case Numbers .: *** as described in Article 1.1 (c) through (1) above, and;

ARTICLE 5.1(b) (LICENSE ISSUE FEE) substitute the following:

5.1(b) LICENSEE shall also pay to REGENTS a non-creditable, non- refundable license fee of *** on or before *** and an additional non-creditable, non-refundable license fee of *** on or before ***. In addition, LICENSEE shall, within *** days after the final execution of this amendment #1 to the Agreement, cause to be issued to REGENTS, through its nominee, Shellwater & Co., and to REGENTS’ employee(s) a total of *** shares of common stock in KineMed, Inc., in accordance with the Shareholder’s Agreements between REGENTS and LICENSEE dated February 16, 2001 and June 11, 2002. As of the EFFECTIVE DATE OF AMENDMENT #2, REGENTS acknowledges that LICENSEE has fully paid to REGENTS ***and *** shares of common stock in KineMed, Inc. in accordance with this Article 5.1(b).

As consideration for the addition of REGENTS’ case *** by way of this second amendment to the Agreement, LICENSEE shall also pay to REGENTS a non-creditable, non-refundable fee of *** on or before *** and shall, within *** days after the final execution of this amendment #2 to the Agreement, cause to be issued to REGENTS, through its nominee, Shellwater & Co., and to REGENTS employee(s) a total of *** shares of common stock in KineMed, Inc., in accordance with the Shareholder’s Agreements between REGENTS and LICENSEE attached hereto as Exhibit A.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #2	CONFIDENTIAL

ARTICLE 5.1(c) (LICENSE ISSUE FEE) substitute the following:

5.1(c) For any of the following U.C. Case Numbers *** as described in Article 2.1(j) and in Article 1.1 (c) through (1) above, if the corresponding patent application(s) have not resulted at least one VALID CLAIM, then for each such U.C. Case Number, LICENSEE shall be entitled to a credit of *** toward its future royalty payments to REGENTS pursuant to Article 6.1.

All remaining terms and conditions of the Agreement (as amended) remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives. ‘

THE REGENTS OF THE		KINEMED, INC.
UNIVERSITY OF CALIFORNIA

By	/s/ William A. Hoskins	By	/s/ David M. Fineman
	William A. Hoskins		David M. Fineman
	Director		President & CEO
Office of Technology Licensing

Date November 18, 2002	Date November 15, 2002

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #2	CONFIDENTIAL